UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
April 7, 2010
Valeant Pharmaceuticals International
(Exact Name of Registrant as Specified in Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-11397	33-0628076
(Commission File Number)	(IRS Employer Identification No.)
One Enterprise
Alisa Viejo, California 92656
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code:
(949) 461-6000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On April 7, 2010, Valeant Pharmaceuticals International issued a press release announcing that it has priced its previously announced private placement of $400 million principal amount of 7.625% senior unsecured notes due 2020. The press release announcing the pricing of the senior unsecured notes is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits. The following document is filed as the exhibit to this Current Report on Form 8-K:
99.1	Press release dated April 7, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valeant Pharmaceuticals International
Date: April 7, 2010	By:	/s/ Steve T. Min
Steve T. Min
Executive Vice President and General Counsel

EXHIBIT INDEX
99.1	Press release dated April 7, 2010.